SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2004

NEXTERA ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25995 (Commission File Number)	97-4700410 (I.R.S. Employer Identification No.)

One Cambridge Center, 7th Floor, Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)

Registrant’s telephone number, including area code: (617) 715-0200

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition.
Exhibit Index
EXHIBIT 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) EXHIBITS. The following exhibits are filed herewith:

99.1	Press Release dated February 19, 2004, issued by Nextera Enterprises, Inc., furnished pursuant to Item 12 of Form 8-K.

Item 12. Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

     On February 19, 2004, Nextera Enterprises, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Nextera Enterprises, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2004	NEXTERA	ENTERPRISES, INC.

	By:	/s/ MICHAEL P. MULDOWNEY

Michael P. Muldowney President & Chief Financial Officer

Exhibit Index

Exhibit 99.1. Press Release, dated February 19, 2004, issued by Nextera Enterprises, Inc.